Exhibit 23.3

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                We consent to the reference to our firm under the caption "Experts" and to the use of our audited reports dated July 27, 2006 and January 7, 2008, respectively, in the Registration Statement on Form SB-2 and related Prospectus of WiFiMed Holdings Company, Inc. dated January 14, 2008.

                                                                                                                /s/ Powers, Farmer & Co.

                                                                                                                Powers, Farmer & Co.